UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2011

FPIC INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

FLORIDA	1-11983	59-3359111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Riverside Avenue, Suite 800
Jacksonville, Florida 32204
(Address of Principal executive offices, including Zip Code)

(904) 354-2482
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement.

On May 23, 2011, FPIC Insurance Group, Inc., a Florida corporation (the “Company”), The Doctors Company, a California domiciled reciprocal inter-insurance exchange (“Parent”), and Fountain Acquisition Corp., a Florida corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation and a wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s common stock, par value $0.10 per share (the “Company Common Stock”), will be converted into the right to receive $42.00 in cash (the “Merger Consideration”).  In addition, each unexercised outstanding option (each, a “Company Option”) immediately prior to the effective time of the Merger, other than those issued under the Company Employee Stock Purchase Plan (the “ESPP”), will be cancelled in consideration of a cash payment equal to the product of (i) the total number of shares of Company Common Stock previously subject to such Company Option and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock previously subject to such Company Option.  Each option issued under the ESPP will be cancelled in consideration of a cash payment equal to (x) the Merger Consideration, multiplied by (y) 2011 payroll deductions under the ESPP, divided by (z) $30.71.  Restricted shares will be converted into the Merger Consideration at the effective time of the Merger and unpaid performance units will be cancelled at the effective time of the Merger in consideration of a cash payment equal to the applicable payout percentage (determined as set forth in the Merger Agreement), multiplied by the Merger Consideration.

The Merger was unanimously approved by the Board of Governors of Parent and the respective Boards of Directors of Merger Sub and the Company, and is conditioned, among other things, on: (i) the approval of the holders of a majority of the outstanding shares of Company Common Stock; (ii) the absence of certain legal impediments to the consummation of the Merger; and (iii) the receipt of certain regulatory approvals regarding the transactions contemplated by the Merger Agreement, including expiration of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976 and approval by certain state insurance regulatory authorities.  No Parent stakeholder approval is necessary for, nor is there any financing condition to, consummation of the transactions contemplated by the Merger Agreement.

The Merger is expected to close by the fourth quarter of 2011, subject to the closing conditions described above and contained in the Merger Agreement.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including among others: (i) not to (A) solicit, initiate or facilitate proposals relating to alternative acquisition transactions or (B) subject to certain exceptions, participate in any discussions or negotiations with, or furnish any nonpublic information to, any person in connection with an alternative acquisition transaction; (ii) to cause a meeting of the Company shareholders to be held to consider the approval of the Merger Agreement; and (iii) subject to certain exceptions, for the Company’s Board of Directors to recommend that the Company’s shareholders approve the Merger Agreement and thereby approve the Merger and the other transactions contemplated by the Merger Agreement.

The Merger Agreement contains certain termination rights of the Company and Parent.  The Company will be required to pay Parent a termination fee in an amount equal to 3% of the Merger Consideration (the “Termination Fee”) upon termination of the Merger Agreement under specified circumstances, including: (i) termination by the Company of the Merger Agreement in order to enter into a definitive acquisition agreement with respect to a Superior Proposal (as defined in the Merger Agreement); and (ii) termination by Parent of the Merger Agreement in the event that, among others, (a) the Board of Directors of the Company withdraws or adversely modifies its recommendation to Company shareholders regarding approval of the Merger Agreement or recommends that Company shareholders approve or accept an alternative Acquisition Proposal (as defined in the Merger Agreement), (b) the Company enters into or announces its intention to enter into an agreement with respect to an alternative Acquisition Proposal, or (c) the Company materially breaches the “no-shop” provisions of the Merger Agreement.  The Merger Agreement sets forth certain other circumstances under which the Termination Fee may be due and owing from the Company to Parent.

Parent will be required to pay the Company the Termination Fee if (i) the Merger Agreement terminates due to expiration of the Outside Date (as defined in the Merger Agreement) or (ii) the Company terminates the Merger Agreement due to Parent’s insufficient funds or other failure to pay the Merger Consideration and, in each case, (a) the requisite approval of Company shareholders has been obtained, (b) no Company Material Adverse Effect (as defined in the Merger Agreement) has occurred and is continuing, and (c) certain of Parent’s conditions to closing are still capable of being satisfied.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as an exhibit to this report and incorporated herein by reference.

The Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company and Parent.  The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub.  In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made to

Parent and Merger Sub in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.  Accordingly, the Merger Agreement is included with this filing solely to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business.  Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, proxy statements and other documents that the Company files with the Securities and Exchange Commission (the “SEC”).

Item 7.01.     Regulation FD Disclosure.

On May 24, 2011, the Company and Parent issued a joint press release announcing that they had entered into the Merger Agreement.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This report, as well as certain other statements made by the Company, may constitute or contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that reflect, when made, the Company’s current views with respect to current events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to risks and uncertainties, as well as assumptions that, if they do not materialize or prove correct, could cause results to differ materially from those expressed or implied by such forward-looking statements.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements of: (a) the Company’s plans; (b) the outcome of contingencies; (c) beliefs or expectations; and (d) assumptions underlying any of the foregoing.

Forward-looking statements may be identified by their use of forward-looking terminology, such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “estimates,” “anticipates,” “projects” and similar words or expressions.  You should not place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this report.  Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic, and competitive risks and uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different.

Factors that might cause such a difference include, without limitation, the following:

•
the possibility that the closing of the transaction described in this report does not occur or is delayed, either due to the failure of closing conditions, including approval of the Company’s shareholders, the failure to obtain required regulatory approvals or other reasons; and

•
risks detailed from time to time in the Company’s public filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on March 9, 2011, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed with the SEC on May 4, 2011, and materials to be filed in connection with shareholder approval of the Merger.

Other factors not currently anticipated by management may also materially and adversely affect the closing of the transaction described in this report.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Important Information for Investors and Shareholders

This report may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent that may result from the Merger Agreement.   The Company intends to file with the SEC a proxy statement (the “Proxy Statement”) relating to the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE PROPOSED ACQUISITION, IF ANY.  Investors and security holders may obtain a copy of the Proxy Statement and other relevant materials filed with the SEC free of charge (when they become available) at the SEC’s web site at www.sec.gov.  The Proxy Statement and such other documents, if and when they become available, may also be obtained free of charge on the Company’s website at www.fpic.com under the tab “Investor Relations”.

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed acquisition.  Information regarding these participants, and their ownership of Company Common Stock, is contained in the proxy statement for the Company’s 2011 Annual Meeting of Shareholders, which was filed with the SEC on April 14, 2011, and will be contained in the Proxy Statement  and other relevant materials to be filed with the SEC (if and when they become available).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

The following Exhibits are filed as part of this Report.

Exhibit 2.1*	Agreement and Plan of Merger, dated as of May 23, 2011, by and among FPIC Insurance Group, Inc., The Doctors Company and Fountain Acquisition Corp.

Exhibit 99.1	Joint Press Release issued by FPIC Insurance Group, Inc. and The Doctors Company on May 24, 2011.

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FPIC INSURANCE GROUP, INC.

Date: May 24, 2011	By:	/s/ John R. Byers
		Name:	John R. Byers
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 2.1*	Agreement and Plan of Merger, dated as of May 23, 2011, by and among FPIC Insurance Group, Inc., The Doctors Company and Fountain Acquisition Corp.

Exhibit 99.1	Joint Press Release issued by FPIC Insurance Group, Inc. and The Doctors Company on May 24, 2011.

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

8